Exhibit 10.2

INTEGRATED CIRCUIT SYSTEMS, INC.

2000 LONG-TERM EQUITY INCENTIVE PLAN

INCENTIVE STOCK OPTION NOTICE

Integrated Circuit Systems, Inc. (the “Company”), hereby grants to                     (the “Optionee”) an option to purchase                      shares of the Company’s common stock (the “Option”). The Option is subject to the terms set forth herein, and in all respects is subject to the terms and provisions of the Integrated Circuit Systems, Inc. 2000 Long-Term Equity Incentive Plan (the “Plan”) applicable to incentive stock options, which terms and provisions are incorporated herein by this reference. Except as otherwise specified herein or unless the context requires otherwise, the terms defined in the Plan shall have the same meanings when used herein.

1. Nature of the Option. The Option is intended to be an incentive stock option described by Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) to the extent that it satisfies Section 422(d) of the Code. To the extent that this Option does not satisfy the requirements of Section 422(d) of the Code, it will be a non-qualified stock option.

2. Date of Grant; Term of Option. The grant of this Option is effective as of                      (the “Date of Grant”), contingent upon, if the Optionee was offered employment with the Company or any Subsidiary, the Optionee’s commencement of employment with the Company or Subsidiary respectively. This Option may not be exercised later than                      (the date that is ten (10) years after the Date of Grant, hereinafter referred to as the “Expiration Date”), subject to earlier termination or cancellation, as provided in the Plan or Section 6 hereof.

3. Option Exercise Price. The total cost to the Optionee to purchase, pursuant to this Option Notice, one Share is $            , the Fair Market Value on the Date of Grant.

4. Exercise of Option. The Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option Notice, as follows:

(a) Right to Exercise. This Option shall vest and be exercisable in increments of 25% of the Shares subject hereto (the “Option Shares”) on each anniversary of the Date of Grant (the “Vesting Date”), provided the Optionee remains continuously employed by the Company or any Subsidiary through such Vesting Date, as follows:

Option Shares	Vesting Date
__________	__________
__________	__________
__________	__________
__________	__________

(b) Method of Exercise. The Optionee may exercise the Option as follows:

(i) Written Notice. The Optionee shall provide the Company with written notice of his or her election to exercise this Option, and shall make such representations and agreements as to his investment intent with respect to the Option Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company.

(ii) Payment of Purchase Price. The written notice shall be accompanied by payment of the purchase price in the manner described in Section 4©, and by any other agreements required by the terms of the Plan.

(iii) Share Certificates. The Optionee will have no right to receive dividends and will have no other rights as a shareholder with respect to such Option Shares notwithstanding the exercise of the Option, until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the share certificate(s) evidencing the Option Shares that are being issued upon exercise of the Option. The Company will issue (or cause to be issued) such share certificates promptly following the exercise of the Option. The certificate(s) for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee.

( c) Method of Payment. The method of payment of the purchase price shall be as follows:

(i) Cash Payment. The purchase price for any or all of the Shares to be acquired may be paid in cash by wire transfer, certified check or bank check, in each case payable to the order of the Company.

(ii) Cashless Payment. The purchase price for any or all of the Shares to be acquired may be paid by: (1) surrender of Shares held by or for the account of the Optionee with a Fair Market Value per Share, as of the exercise date, equal to the purchase price multiplied by the number of Shares to be purchased, (2) simultaneous sale through a broker reasonably acceptable to the Committee of Option Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, or (3) the surrender of any exercisable but unexercised portion of the Option having an Option Spread (as defined below) equal to the purchase price multiplied by the number of Shares to be purchased. The “Option Spread” of a surrendered portion of the Option means, as of the exercise date, an amount equal to the excess of the total Fair Market Value of the Shares underlying the surrendered portion of the Option over the total exercise price of the Shares underlying the surrendered portion of the Option. In the event the Optionee elects to pay the purchase price payable with respect to an Option pursuant to clause (1) or (3) above, then (i) only a whole number of shares may be tendered (or withheld) in payment, and (ii) the Optionee must present evidence acceptable to the Board that he or she has owned any Shares so tendered under clause (1) (or has owned a number of Shares at least equal to the number of Shares to be so withheld under clause (3)), and that such Shares have not been subject to a substantial risk of forfeiture, for at least six months prior to the date of exercise.

(d) Partial Exercise. The Option may be exercised in whole or in part; provided, however, that any exercise may apply only with respect to a whole number of Option Shares.

(e) Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation or warranty to the Company as may be required by or advisable under any applicable law or regulation.

5. Investment Representations. Unless the Option Shares have been registered under the Securities Act of 1933, in connection with the acquisition of this Option, the Optionee represents and warrants as follows:

(a) The Optionee is acquiring this Option, and upon exercise of this Option, the Optionee will be acquiring the Option Shares for investment for his or her own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

(b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling persons and by reason of the Optionee’s business or financial experience, has, and could be reasonably assumed to have, the capacity to protect his or her interests in connection with the acquisition of this Option and the Option Shares.

6. Termination of Relationship with the Company. Notwithstanding any provision of this Section 6, this Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.

(a) Generally. If the Optionee terminates employment with the Company or any Subsidiary for any reason other than Retirement, Disability, death, Change in Control, or Cause, the Option (to the extent exercisable at the time of such termination) may be exercised at any time within thirty (30) days after the date of such termination, provided that the Optionee does not engage in Competition during such 30-day period. To the extent that the Option was not exercisable at the time of such termination, or to the extent the Option is not exercised within the time specified herein, the Option will terminate.

(b) Retirement. If the Optionee’s employment by the Company or any Subsidiary terminates due to Retirement, the Option (to the extent exercisable at the time of such termination) may be exercised at any time within ninety (90) days after the date of such termination, provided that the Optionee does not engage in Competition during such 90-day period, unless the Optionee has received the written consent of the Committee. To the extent that the Option was not exercisable at the time of such termination, or to the extent the Option is not exercised within the time specified herein, the Option will terminate.

(c) Disability. If the Optionee’s employment by the Company or any Subsidiary terminates due to Disability, this Option may be exercised by the Optionee or his legal guardian or representative at any time within 180 days of termination, but in any case only to the extent the Optionee was entitled to exercise this Option at the date of such termination; provided, however, that if the disabled Optionee commences any employment or engagement (including, but not limited to, full or part-time employment or independent consulting work) during the aforementioned 180-day period, this Option will terminate immediately and automatically. To the extent that the Option was not exercisable at the date of termination, or to the extent the Option is not exercised within the time specified herein, the Option will terminate.

(d) Death. If the Optionee’s employment by the Company or any Subsidiary terminates due to his death, this Option will remain exercisable 180 days after the date of death by the Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but, in any case, only to the extent the Optionee was entitled to exercise this Option at the date of such termination. To the extent that the Option was not exercisable at the date of termination, or to the extent the Option is not exercised within the time specified herein, the Option will terminate.

(e) Change in Control. If the Optionee’s employment with the Company or any Subsidiary terminates for any reason within one year after a Change in Control, the Option shall immediately vest and be exercisable as to all Option Shares upon such termination, and shall remain so until the Expiration Date.

(f) Cause. If the Optionee’s employment with the Company or any Subsidiary is terminated for Cause (other than a termination for Cause within one year after a Change in Control), the Option will immediately and automatically expire and the Optionee shall have no further rights therein.

7. Forfeiture of Option and Option Stock.

(a) Forfeiture. Notwithstanding any other provision of this Option, but subject nevertheless to paragraph (b) of this Section 7, the Option shall become nonexercisable and shall be forfeited if the Optionee’s employment is terminated for Cause, or if the Board of Directors in its sole discretion determines that the Optionee has, at any time that the Option is otherwise exercisable in whole or in part, engaged in Competition with the Company or an

Subsidiary as an employee, officer, director, consultant or otherwise. In the event of such a determination, or termination for Cause, in addition to the immediate forfeiture of all unexercised Options, the Optionee shall forfeit all Option Shares for which the Company has not yet delivered Share certificates to the Optionee and the Company shall refund to the Optionee the Option price paid to it, if any, in the same form as it was paid (or in cash at the Company’s discretion). Notwithstanding anything herein to the contrary, but subject nevertheless to paragraph (b) of this Section 7, the Company may further withhold delivery of Share certificates pending the resolution of any inquiry that could lead to a determination resulting in forfeiture. If, following delivery of Share certificates, the Optionee engages in Competition with the Company or any Subsidiary, the Company may cancel such Shares and refund the lesser of the purchase price or the value of such Shares to the Optionee.

(b) Inapplicability after Change in Control. Paragraph (a) of this Section 7 shall not apply if the Optionee’s employment with the Company or any Subsidiary terminates for any reason within one year after a Change in Control.

8. Transferability. Unless the Committee determines otherwise, the option shall not be transferable by the Optionee other than by will or the laws of descent and distribution, or to the Optionee’s Family Member pursuant to a qualified domestic relations order as defined by the Code. With the approval of the Committee in each instance, an option under the Plan may be transferred by a Optionee to a Family Member by gift. Unless the Committee determines otherwise, the Option may be exercised only by the Optionee, or by his or her guardian or legal representative; by his or her Family Member if such person has acquired the Option pursuant to a qualified domestic relations order (or by any gift permitted by the Committee); or by his or her executor or administrator or any person to whom the Option is transferred by will or the laws of descent and distribution; provided that incentive stock options within the meaning of Section 422 of the Code may be exercised by any Family Member, guardian or legal representative only if permitted by the Code and any regulations thereunder. All provisions of the Plan shall in any event continue to apply to the Option if transferred, and any transferee of the Option shall be bound by all provisions of the Plan as and to the same extent as the Optionee.

9. No Continuation of Employment. Neither the Plan nor this Option shall confer upon any Optionee any right to continue in the service of the Company or a Subsidiary or limit, in any respect, the right of the Company or any Subsidiary, as applicable, to discharge the Optionee at any time, with or without Cause and with or without notice.

10. Withholding. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable or property transferable to Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee (or such other person entitled to exercise the Option pursuant to Section 6 hereof) shall pay to the

Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

11. The Plan. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan, as amended from time to time. Pursuant to the Plan, the Board or the Committee is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate. The Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that Optionee has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or the Committee upon any questions arising under the Plan.

12. Entire Agreement. This Option Notice, together with the Plan and any exhibits attached thereto or hereto, represent the entire agreement between the parties.

13. Governing Law. This Option Notice shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the application of the principles of conflicts of laws.

14. Amendment. Subject to the provisions of the Plan, this Option Notice may only be amended by a writing signed by each of the parties hereto.

15. Early Disposition of Stock. Subject to the fulfillment by Optionee of any conditions limiting the disposition of Shares received under this Option, Optionee hereby agrees that if Optionee disposes of any Shares received under this Option within one (1) year after such Option Shares were transferred to Optionee or two (2) years after the date as of which this Option was granted, Optionee will notify the Company in writing within thirty (30) days after the date of such disposition.

IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute and attest this instrument as of the      day of                     .

By:
Title:

ACKNOWLEDGMENT

The Optionee acknowledges receipt of the Option Notice and the Plan, a copy of which is attached hereto, and represents that he or she has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.

Date:
Signature of Optionee

Name of Optionee

Address

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